SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X] Preliminary proxy statement.               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under rule 14a-12

                               NVEST FUNDS TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)    Amount previously paid:

--------------------------------------------------------------------------------
(2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)    Filing Party:

(4)    Date Filed:

--------------------------------------------------------------------------------

Nvest Star Advisers Fund PROXY Letter
DRAFT FOR REVIEW 2-23-01

                                             [Corner Snipe graphic appears here]
March 2001                                   Internet voting option available!
                                             WWW.NVESTFUNDS.COM! Respond Now.
                                             ------------------


Dear Nvest Star Advisers Fund Shareholder:

The enclosed proxy statement provides detailed information about an important proposal for Nvest Star Advisers Fund that requires your vote. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The change is part of our ongoing commitment to pursue consistent and competitive long-term performance through quality management.


Q. WHAT IS THE                  Janus Capital Corporation determined to
   PROPOSAL ABOUT?              resign as a sub-adviser to Nvest Star
                                Advisers Fund and notified Nvest Funds
                                Management, L.P. of that decision in
                                February. As a result, the Nvest Funds Board of Trustees has voted to terminate the contract with Janus Capital Corporation in order to appoint Loomis Sayles as sub-adviser for this segment on an interim basis, pending shareholder approval. The mid-cap growth team at Loomis Sayles, led by Chris Ely manages the portfolio effective as of March 1, 2001.
                                The primary reason for Janus' decision
                                relates to diverging business interests of Janus and Nvest Funds Management. This new agreement will become effective May 1, 2001, pending shareholder approval. YOUR VOTE IS
                                NECESSARY TO APPROVE THE PROPOSED NEW
                                SUBADVISORY AGREEMENTS.


Q. WHAT STRENGTHS DOES          The Loomis, Sayles & Company mid-cap growth
   THE LOOMIS TEAM              team is a highly-regarded institutional and
   BRING TO THE FUND?           retail fund manager. The three-member Ely
                                team has over 40 years of investment
                                experience, including working together for several years. They also manage an aggressive mid cap growth fund, a small cap growth fund at Loomis and a small cap segment of Nvest
                                Star Small Cap Fund. The three team members are intimately familiar with the management, culture and competitive nuances of many mid-cap company stocks since the team first researched these holdings as growing small cap companies. They have established guidelines, price targets and buy-sell disciplines as well as the research strength of Loomis.


Q. HOW WILL THE PROPOSED        The overall Fund objectives remain the same. The
   CHANGES AFFECT THE FUND?     Fund will be well-diversified with the four
                                segments. Recently, with this transition from Janus to Loomis, the assets of the Fund were re-allocated among the four segments to enhance diversification. We strongly feel these changes are very positive, will contribute to the Fund's long-term performance and benefit our shareholders.

                                                                  (Over, please)

Nvest Star Advisers Fund PROXY Letter - page 2
DRAFT 2-23-01

REMEMBER - YOUR                 Your vote is extremely important, even if you
VOTE COUNTS!                    only own a few Fund shares. Voting promptly
                                is also important. If we do not receive
                                enough votes, we will have to resolicit
                                shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King &
                                Company, a proxy solicitation firm.


You can vote on the             You can use the Internet or your telephone,
Internet, or by toll            if you want to vote electronically. Please see
free telephone, if you          your proxy card for more information.
prefer.                         Just follow the helpful instructions.
                                If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or the Internet.


Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative or 800-225-5478 to talk with an Investor Service and Marketing representative.



Sincerely,



John T. Hailer
President and CEO




                                                                       SA10-0301

                            NVEST STAR ADVISERS FUND
                             c/o Nvest Funds Trust I
                               399 Boylston Street
                                Boston, MA 02116


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2001

To the Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders of Nvest Star Advisers Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at the offices of Nvest Funds Distributor, L.P., 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Friday, April 20, 2001 at ______ p.m. (Eastern time), for the following purposes:

     1. To approve a new Sub-Advisory Agreement relating to a segment of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

     2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.


     Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.


                                        By order of the President of the Trust,

                                        JOHN E. PELLETIER, Secretary

_____________, 2001



                     PLEASE RESPOND. YOUR VOTE IS IMPORTANT


PLEASE VOTE YOUR SHARES ON THE INTERNET; VIA TELEPHONE OR FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NVEST STAR ADVISERS FUND
                             c/o Nvest Funds Trust I
                               399 Boylston Street
                                Boston, MA 02116


                                 PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Nvest Funds Trust I (the "Trust") for use at the Special Meeting of Shareholders of Nvest Star Advisers Fund (the "Fund"), a series of the Trust, to be held at the offices of Nvest Funds Distributor, L.P. ("Nvest Distributor"), 399 Boylston Street, 4th Floor, Boston, Massachusetts 02116, on Friday, April 20, 2001 at _____ p.m. (Eastern time), and at any adjournment or adjournments thereof (the "Meeting"). This proxy statement and its enclosures are being mailed to shareholders or record as of February 28, 2001 (the "Record Date") beginning on or about March 9, 2001. THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT TO ITS SHAREHOLDERS. A COPY OF THE FUND'S ANNUAL REPORT DATED DECEMBER 31, 2000 MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO NVEST DISTRIBUTOR AT ITS ADDRESS SET FORTH ABOVE OR BY CALLING (800) 225-5478.


     This Proxy Statement consists of three parts.

     PART I contains general information relating to the Meeting.

     PART II contains information relating to Proposal 1, the proposed new Sub-Advisory Agreement for the Segment (as defined in Part II below) of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P. ("Loomis Sayles").

     PART III contains information about the Trust, Nvest Management, Loomis Sayles and certain brokerage and other miscellaneous matters.

I. GENERAL INFORMATION

     All shareholders of record on February 28, 2001, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date. The number of shares of beneficial interest of the Fund issued and outstanding as of the Record Date was ----.


     Timely, properly executed proxies will be voted as you instruct. You may vote via the enclosed proxy, or via the internet or by telephone using the enclosed instructions. If you return the enclosed proxy and no choice is indicated, your proxy will be voted in favor of Proposal 1 as set forth in the attached Notice of Meeting. Votes made via the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways:

(i) by sending a written revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (utilizing the enclosed proxy or via the internet or by telephone), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.


     The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of Nvest Distributor. In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost which is not expected to exceed $6,000, plus reimbursement of such firm's out-of-pocket expenses.

II. PROPOSAL 1: NEW SUB-ADVISORY AGREEMENT


     The Fund is a multi-manager fund, which means that the Fund's portfolio is divided into four distinct segments, managed by four different money management firms as sub-advisers to Nvest Management, which serves as the adviser to the Fund. Until recently, Janus Capital Corporation ("Janus") managed one of the segments of the Fund, pursuant to a Sub-Advisory Agreement dated October 30, 2000, among the Trust on behalf of the Fund, Nvest Management and Janus (the "Previous Sub-Advisory Agreement").

     The Trustees have approved, and recommend that the shareholders of the Fund approve, a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") for the Fund among the Trust on behalf of the Fund, Nvest Management and Loomis Sayles (Proposal 1). The New Sub-Advisory Agreement would be substantially similar to the Previous Sub-Advisory Agreement which was, until recently, in effect among the Trust on behalf of the Fund, Nvest Management and Janus, except as described below under "Interim and New Sub-Advisory Agreements." THE NEW SUB-ADVISORY AGREEMENT WILL NOT AFFECT THE AGGREGATE MANAGEMENT AND SUB-ADVISORY FEES PAID BY THE FUND. The sub-advisory fees due to Loomis under the new Sub-Advisory Agreement will be paid directly by the Fund. Consequently, the management fees payable to Nvest Management will be reduced by the amount paid directly to Loomis.

ADVISORY AGREEMENT

     Nvest Management (or its predecessor) has acted as the Fund's adviser since July 7, 1994, and currently acts as the Fund's adviser pursuant to an advisory agreement dated October 30, 2000 (the "Advisory Agreement"). The Trustees of the Trust approved the Advisory Agreement at a meeting held on August 25, 2000, and the Fund's shareholders approved the Advisory Agreement at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of Nvest Management's parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P.) This acquisition was consummated on October 30, 2000.

     Under the Advisory Agreement, Nvest Management has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that Nvest Management will, subject to Nvest Management's right to delegate such responsibilities to other parties, provide to the Fund with both
(1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Fund to Nvest Management is 1.05% of the first $1 billion of average daily net assets and 1.00% of such assets over $1 billion. For the fiscal year ended December 31, 2000, the aggregate management fee paid by the Fund to Nvest Management under the Advisory Agreement was $_________.


PREVIOUS SUB-ADVISORY AGREEMENT

     Nvest Management has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to four different sub-advisers, each sub-adviser managing one or more different segments of the Fund's portfolio. Until February 28, 2001, Nvest Management delegated its responsibility for managing the assets of one such segment (the "Segment") to Janus pursuant to the Previous Sub-Advisory Agreement, which was dated October 30, 2000. The Previous Sub-Advisory Agreement was approved by the Trustees of the Trust at a meeting held on August 25, 2000 and was last submitted to the Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Sub-Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of Nvest Management's parent company, Nvest Companies, L.P. described above. Under the terms of the Previous Sub-Advisory Agreement, Janus was authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with Nvest Management. Janus was also required to report periodically to Nvest Management and the Trustees of the Trust.

     The Previous Sub-Advisory Agreement provided for sub-advisory fees payable by Nvest Management to Janus at an annual rate of 0.55% of the first $50 million of the Segment's average daily net assets and 0.50% of such assets in excess of $50 million. For the fiscal year ended December 31, 2000, the aggregate management fee paid by the Fund to Janus under the previous Sub-Advisory Agreement was $________.

INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     On February ___, 2001 Janus informed Nvest Management of its intention to resign as sub-adviser to the Segment. Nvest Management therefore recommended and the Trustees of the Trust determined that it would be appropriate for Loomis Sayles to assume responsibility for the day-to-day management of the Segment's portfolio as sub-adviser. Thus, upon the recommendation of Nvest Management, the Trustees voted on February 23, 2001 to terminate the Previous Sub-Advisory Agreement as of the close of business on February 28, 2001 and to approve both (i) an interim sub-advisory agreement between Nvest Management and Loomis Sayles to be effective on March 1, 2001 and to continue for a period of 150 days or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first (the "Interim Sub-Advisory Agreement"), by which Nvest Management appointed Loomis Sayles to act as sub-adviser to the Segment beginning March 1, 2001, and (ii) the New Sub-Advisory Agreement, by which Loomis Sayles would, following approval of the New Sub-Advisory Agreement by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement are substantially identical to those of the Interim Sub-Advisory Agreement, which in turn are substantially identical to those of the Previous Sub-Advisory Agreement, except that (a) references to Janus in the Previous Sub-Advisory Agreement have been changed to references to Loomis Sayles in the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, (b) the New Sub-Advisory Agreement references the Segment's directed brokerage practices, as discussed in the Portfolio Transactions and Brokerage Section of
Part III of this statement and (c) the fees payable to Loomis Sayles under the Interim Sub-Advisory Agreement and under the New Sub-Advisory Agreement will be paid by the Fund rather than Nvest Management and Nvest Management's management fee will be reduced by the amount paid by the Fund to Loomis Sayles. This change in payment structure has no effect on the total management fee paid by the Fund or in the amounts received by Nvest Management and the sub-adviser with regard to the Segment. The fee rate payable by the Fund to Loomis Sayles under the Interim Sub-Advisory Agreement and the new Sub-Advisory Agreement is identical to the rate previously paid by Nvest Management to Janus, which is: 0.55% of the first $50 million of the Segment's average daily net assets and 0.50% of such assets in excess of $50 million.

     The New Sub-Advisory Agreement is subject to approval by the Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreement went into effect on March 1, 2001, pursuant to Rule 15 a-4 under the Investment Company Act of 1940 (the "1940 Act") which, under certain circumstances, allows such agreements to take effect, and to continue for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or soon after April 20, 2001, at which time the Interim Sub-Advisory Agreement would terminate and Loomis Sayles would begin serving as sub-adviser under the New Sub-Advisory Agreement.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT. In making this recommendation, the Trustees considered the performance record of the Loomis Sayles management team relative to benchmarks and competitor funds. In addition, the Trustees considered the perceived investment capabilities of Loomis Sayles and its portfolio management personnel and the fact that the sub-advisory fee rate would not be increasing as a result of the change in subadvisers.

     The primary reason for Janus' decision to resign relates to divergence of business interests of Janus and Nvest Management.

     The Securities and Exchange Commission issued an order to the Trust and Nvest Management that permits Nvest Management to amend or continue existing sub-advisory agreements related to the Fund when approved by the Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new sub-advisory agreements related to the Fund with sub-advisers that are not affiliated with Nvest Management, if approved by the Board of Trustees. Loomis Sayles is an affiliate of Nvest Management as described in "Other Information - Information About Loomis Sayles." Therefore, the exemption does not apply to the New Sub-Advisory Agreement and the New Sub-Advisory Agreement can take effect only if approved by vote of the Fund's shareholders.

LOOMIS SAYLES AS SUB-ADVISER OF THE SEGMENT

     In deciding to approve the appointment of Loomis Sayles as sub-adviser to the Segment and to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Loomis Sayles and its personnel to provide portfolio management services to the Segment. The Trustees also reviewed information about Loomis Sayles' proposed approach to managing the Segment's portfolio. Loomis Sayles' investment approach uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek growth-oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.

     Christopher Ely, Philip Fine and David Smith co-manage the Segment's portfolio under the Interim Sub-Advisory Agreement and would continue to be the Segment's co-portfolio managers under the New Sub-Advisory Agreement. Messrs. Ely, Fine and Smith, Vice Presidents of Loomis Sayles, joined the company in 1996. Prior to joining Loomis Sayles, Messrs. Ely, Fine and Smith were portfolio managers at Keystone Investment Management Company.

     Messrs. Ely, Fine and Smith also serve as co-portfolio managers for the Loomis segment of the Nvest Star Small Cap Fund.

RESTRUCTURING COSTS

     Loomis Sayles has reviewed the existing portfolio holdings of the Segment to determine what holdings it would expect to sell in order to conform the Segment's portfolio to Loomis Sayles' judgment as to stock selection. Based on this review, Loomis Sayles informed the Trustees that it expects to sell approximately --% of the dollar value of the Segment's existing portfolio, and to reinvest the sale proceeds in other stocks. Loomis Sayles estimates that these transactions would result in brokerage costs of approximately $--to the Fund. In addition to these commission costs, the transactions will involve additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, Loomis Sayles estimates that they would be approximately $--. In addition, Loomis Sayles estimates that the transactions, based on early 2001 market prices, will result in the realization of approximately $-- million of long-term capital gains (or approximately $-- per share of the Fund). These gains, together with any other long-term capital gains realized by the Fund as a whole (i.e. all segments) in 2001 (reduced by any realized capital losses), will be distributed to Fund shareholders at the end of the year and will constitute taxable long-term capital gains in the hands of the recipient Fund shareholders. The foregoing estimates were prepared in early 2001 based on then-current Segment holdings and market information available to Loomis Sayles. The actual costs of restructuring the Segment's portfolio could be higher or lower, depending on market conditions and other factors. Loomis Sayles expects that the restructuring will be completed within a few weeks after Loomis Sayles' assumption of responsibility for management of the Segment's portfolio on March 1, 2001.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     A copy of the New Sub-Advisory Agreement is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

     The New Sub-Advisory Agreement, which will take effect (assuming shareholder approval) on or soon after April 20, 2001, requires Loomis Sayles to manage the investment and reinvestment of the assets of the Segment, subject to the supervision of Nvest Management. Under the terms of the New Sub-Advisory Agreement, Loomis Sayles is authorized to effect portfolio transactions for the Segment, using its own discretion and without prior consultation with Nvest Management. Loomis Sayles is required to report periodically to Nvest Management and the Trustees of the Trust. The New Sub-Advisory Agreement provides that the Fund shall compensate Loomis Sayles at the annual rate of 0.55% of the first $50 million of the Segment's average daily net assets, and 0.50% of such assets in excess of $50 million. As of December 31, 2000, the net assets of the Segment were approximately $_____ million.


     The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the the 1940 Act, of the Trust, Nvest Management or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by Nvest Management and Loomis Sayles and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its "assignment", as defined in the 1940 Act. The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreement is non-exclusive with respect to Loomis Sayles' services.


     The New Sub-Advisory Agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

EFFECTS OF THE PREVIOUS, INTERIM AND NEW SUB-ADVISORY AGREEMENTS


     Under the Previous Sub-Advisory Agreement for the fiscal year ended December 31, 2000, Nvest Management paid sub-advisory fees of $_________ to Janus. If the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement had been in effect during 2000, this same amount of sub-advisory fees would have been payable by the Fund to Loomis Sayles. All sub-advisory fees under the Previous Sub-Advisory Agreement were payable by Nvest Management to Janus. All sub-advisory fees payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be payable directly by the Fund to Loomis Sayles.


              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                  OF THE FUND VOTE TO APPROVE THE PROPOSED NEW
                             SUB-ADVISORY AGREEMENT.

REQUIRED VOTE

     The required vote for approval of the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve the New Sub-Advisory Agreement at the Meeting, the Trustees will consider alternative arrangements for the management of the Fund's portfolio, and the Interim Sub-Advisory Agreement will be terminated not later than on August 28, 2001, 150 days after the Previous Sub-Advisory Agreement was terminated.

III. OTHER INFORMATION

INFORMATION ABOUT THE TRUST


     The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated June 7, 1985. The Trust currently has twelve separate funds.

INFORMATION ABOUT NVEST MANAGEMENT

     Nvest Management, formed in 1995, is a limited partnership. Its sole general partner, Nvest Distribution Corporation, is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. (formerly, Nvest Holdings, L.P.) ("CIAM Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. (formerly, Nvest Companies, L.P.) ("CIAMNA") Nvest Distribution Corporation is also the sole general partner of Nvest Distributor, which is the principal underwriter for the Fund. CIAMNA owns the entire limited partnership interest in each of Nvest Management and Nvest Distributor. CIAMNA is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution which, in turn, is wholly owned by the French Government. CIAMNA is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of Caisse des Depots de Consignations. The eighteen principal subsidiary or affiliated asset management firms of CIAMNA, collectively, have more than $_____ billion of assets under management or administration as of December 31, 2000.

     The principal executive officer of Nvest Management is John T. Hailer, who is the President and a trustee of the Trust and whose principal occupation is his position with Nvest Distributor. The address of Nvest Management, Nvest Distributor, Nvest Distribution Corporation, CIAM Holdings, CIAMNA and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT LOOMIS SAYLES

     Loomis Sayles, organized in 1926, is a limited partnership and is one of the oldest investment management firms in the country. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly owned subsidiary of CIAM Holdings. CIAMNA owns the entire limited partnership interest in Loomis Sayles. As of December 31, 2000, Loomis Sayles had approximately $66.5 billion in assets under management. The principal executive officer of Loomis Sayles is Robert Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 555 California Street, San Francisco, California 94104.

     Loomis Sayles acts as an investment adviser to the following mutual funds that have investment objectives and policies similar to those of the Segment, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at December 31, 2000:


                                                                              Annual Fee Rate (as a percentage of
                     Fund                         Net Assets (in millions)             average net assets)
                     ----                         ------------------------             -------------------
Loomis Sayles Aggressive Growth Fund                       $173.2                     0.75% of all assets +

Nvest Mid Cap Growth Fund++                          $0 (anticipated to         0.55% of assets up to $1 billion;
                                                   commence operations in       0.425% of assets in excess of $1
                                                         mid-March)                          billion


Loomis Sayles Mid Cap Growth Fund                    $0 (anticipated to              0.75% of all assets+++
                                                 commence operations in the
                                                  beginning of March 2001)


+ Loomis Sayles has agreed, until February 1, 2002, to reduce its advisory fees and/or bear expenses of the Loomis Sayles Aggressive Growth Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specified annual percentage rates of this fund's average net assets.

++ Nvest Management has given a binding undertaking, until May 1, 2002, to reduce its advisory fees and/or bear expenses of Nvest Mid Cap Growth Fund to the extent necessary to limit total operating expenses of each class of shares of this fund to specified annual percentage rates of this fund's average net assets.

+++Loomis Sayles has agreed, until February 1, 2002, to reduce its advisory fees and/or bear expenses of the Loomis Sayles Mid Cap Growth Fund to the extent necessary to limit total operating expenses to specified annual percentage rates of this fund's average net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Loomis Sayles selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluations, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted equity securities are generally carried out through broker-dealers who make up the primary market for such securities unless, in the judgment of Loomis Sayles, more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.


     Receipt of research services from brokers or dealers may sometimes be a factor in selecting a broker or dealer. These research services include not only a wide variety of reports, publications, subscriptions, quotation services, news services, investment-related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice and market analysis, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Segment. Although the New Sub-Advisory Agreement allows for such, receipt of services or products other than brokerage and research services is not a factor in the selection of brokers or dealers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., Loomis Sayles may, however, consider purchases of shares of the Segment and other funds managed by Loomis Sayles by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Segment's securities transactions.

     In placing orders for the purchase and sale of securities for the Segment, Loomis Sayles may cause the Segment to pay a broker-dealer that provides the brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Segment in excess of the amount another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer, viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Trust and other clients for which Loomis Sayles exercises investment discretion. Loomis Sayles' authority to cause the Segment to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Distributor. In addition, Loomis Sayles may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the policy of best execution.

     For the fiscal year ended December 31, 2000, the Fund paid $__ in brokerage commissions (__% of the Fund's total brokerage commissions) to Harris Associates Securities, L.P., a registered broker-dealer and an affiliate of Harris Associates, a sub-adviser of a segment of the Fund.

CERTAIN PAYMENTS TO AFFILIATES

     In addition to advisory fees payable to Nvest Management, the Fund compensates Nvest Distributor and CDC IXIS Asset Management Services, Inc. (formerly Nvest Services Company, Inc.) ("CIS"), a wholly owned subsidiary of Nvest Distribution Corporation, for providing various services to the Fund and its shareholders. In 2000, these payments to CIS amounted to $__________ for transfer agency services. In 2000, payments to Nvest Distributor amounted to $_________ for service and distribution (Rule 12b-1) fees for Class A shares, $_____________ for service and distribution (Rule 12b-1)
fees for Class B shares, $___________ for service and distribution (Rule 12b-1) fees for Class C shares and $___________ for the provision of certain legal and accounting services. In addition, in 2000 Nvest Distributor received from the Fund's shareholders $______________ in sales charges (including contingent deferred sales charges on Class A and B shares). These arrangements are not affected in any way by the New Sub-Advisory Agreement.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     Peter S. Voss and John T. Hailer, Trustees of the Nvest Funds Trusts and the following persons who are officers of the Nvest Funds Trusts, are also officers or employees of Nvest Management, directors of the Adviser General Partner or directors of Nvest Corporation: John E. Pelletier and Thomas P. Cunningham (collectively, the "Nvest Management Affiliates"). Some of the Nvest Management Affiliates, including Messrs. Voss and Hailer, owned partnership units in Nvest or Nvest, L.P. or had the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, on October 30, 2000 received consideration for the partnership units they owned or had the right to acquire under options. In some cases the amount of consideration received was substantial. In addition, certain Nvest Management Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with Nvest Management and soliciting clients of Nvest Management and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Nvest Management Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Nvest Management Affiliate must remain employed by Nvest Management and must agree to refrain from competing with Nvest Management and soliciting clients of Nvest Management.

SHAREHOLDERS AS OF THE RECORD DATE

     As of February 14, 2001, __________ owned shares of the Fund beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934).

     As of February 14, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of shares of the Fund.

OTHER MATTERS

     Forty percent of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, although at least 50% of the outstanding shares of the Fund must be present or represented at the Meeting in order for Proposal 1 to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of

Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and for which the broker does not have discretionary voting power) for purposes of determining the presence of a quorum. With respect to Proposal 1, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposal.


     In the event that a quorum is not present, or if sufficient votes in favor of Proposal 1 are not received by April 20, 2001, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of Proposal 1 and will not vote any proxies that direct them to abstain from voting on such Proposal. Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1 mentioned in the Notice of Special Meeting. Nonetheless, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.



_________, 2001

                                                                      APPENDIX A


                            NVEST STAR ADVISERS FUND

                             Sub-Advisory Agreement
                        (Loomis, Sayles & Company, L.P.)

     Sub-Advisory Agreement (this "Agreement") entered into as of April 20, 2001, by and among Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its Nvest Star Advisers Fund series (the "Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the "Manager"), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Adviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated October 30, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

     WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1. SUB-ADVISORY SERVICES.

     a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of such portion of the assets of the Series as the Manager may from time to time allocate to the Sub-Adviser for management (such portion, the "Segment"), and the Sub-Adviser shall have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Segment from time to time invests. The Sub-Adviser shall manage the Segment in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Segment as though the Segment constituted the entire Series, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Series, other than the Segment, with the Policies, or for the compliance of the Series, taken as a whole, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Segment, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Segment may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a., however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Segment as the Manager shall determine are necessary in order for the Series to comply with the Policies.

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segment in such form as may be mutually agreed upon, and agrees to review the Segment and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Segment to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. OBLIGATIONS OF THE MANAGER.

     a. The Manager shall provide (or cause the Custodian, as defined in Section 3, to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Segment, cash requirements and cash available for investment in the Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The

Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Segment (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Segment shall be delivered directly to the Custodian.

4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Loomis, Sayles & Company, L.P." and that all use of any designation consisting in whole or in part of "Loomis, Sayles & Company, L.P." (a "Loomis Sayles Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Segment agrees not to use any Loomis Sayles Mark in any advertisement or sales literature or other materials promoting the Segment, except with prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Loomis Sayles Mark(s) as soon as reasonably practicable.

5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segment may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segment at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segment.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by the Series' distributor, Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.55% of the first $50 million of the average daily net assets (including cash or cash equivalents) of the Segment, 0.50% of such assets in excess of $50 million. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

     Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies, except for losses arising out of the Sub-Adviser's failure to comply with the Policies with respect to the Segment. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment result will be achieved by the Series or the Segment or that the Series or the Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. GENERAL.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision or this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.


NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corporation, its general partner


By:      ______________________________
Name:    John E. Pelletier
Title:   Senior Vice President, General Counsel,
         Secretary & Clerk


NVEST FUNDS TRUST I,
on behalf of its Nvest Star Advisers Fund series


By:      ______________________________
Name:    John T. Hailer
Title:   President


Loomis, Sayles & Company, L.P.
By Loomis, Sayles & Company, Incorporated, its general partner


By:      ____________________________

Name:    ____________________________

Title:   ____________________________

NOTICE

     A copy of the Agreement and Declaration of Trust establishing Nvest Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Nvest Star Advisers Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                       PROXY SOLICITED BY THE BOARDS OF TRUSTEES
                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON APRIL 20, 2001



The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Nvest Star Advisers Fund (the "Fund"), on April 20, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD.
                                            All joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, trustee or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.

                                             -----------------------------------
                                             |                                 |
                                             |                                 |
                                             |                                 |
                                             |                                 |
                                             -----------------------------------

                                             Signature(s) (if held jointly)


                                             -----------------------------------
                                             Date

         \/ Please fold and detach card at perforation before mailing \/

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR all Proposals

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

1. Approval of a new sub-advisory agreement relating to a segment of the Fund among Nvest Funds Trust I, on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.